UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 8, 2014

Commission file number 001-32511
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IHS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13‑3769440 (I.R.S. Employer Identification Number)

15 Inverness Way East
Englewood, CO 80112
(Address of principal executive offices)
(303) 790‑0600
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 8, 2014, IHS Inc. ("IHS" or "we" or "us" or "our") issued a media release to publicly reaffirm our previously announced financial guidance for fiscal year 2014. The release, furnished as an exhibit to this current report on Form 8-K, was posted on our website (www.ihs.com) and distributed to the media through a newswire service.

Item 8.01. Other Events.

IHS is also furnishing supplemental historical product category revenue information as an exhibit to this current report on Form 8-K. We anticipate discussing this new product category revenue information as part of our previously announced Investor Day presentation on April 8, 2014, which will be simultaneously webcast through our website (www.ihs.com).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Media Release dated April 8, 2014.

99.2 Supplemental historical product category revenue information.

The information furnished in connection with this current report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

April 8, 2014	By:	/s/ Stephen Green
Stephen Green
Executive Vice President, Legal and Corporate Secretary